The PRAGMA Providence Fund_________________________________

24-Hour NAV Updates          Shareholder Services             Investment Adviser
      (800)852-4052             MGF Service Corp.                   PRAGMA, Inc.
                    312 Walnut Street, 21st Floor 7150 Greenville Ave, Suite 101
                      Cincinnati, Ohio 45202-3874            Dallas, Texas 75231
                                    (800)738-2065        Telephone (214)373-3585
                                                               Fax (214)987-1728
                                                       E-mail PRAGMAINC@AOL.COM

June 5, 1997


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of the PRAGMA Investment Trust to be held on Thursday, July 17, 1997 at 12:00 noon, Eastern time, at the offices of Countrywide Fund Services, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

         The Investment Company Act of 1940 generally requires that two-thirds of an investment company's board members be elected by shareholders. Due to the recent expansion of the Board of Trustees from seven to eight members and the nomination of an individual to fill the vacancy created by such expansion, you are being asked to elect a new slate of trustees. You are also being asked to vote on the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

         The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the election of trustees and "FOR" the selection of Arthur Andersen LLP.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate you promptly voting, signing and returning the enclosed proxy in the postage paid envelope provided.

Very truly yours,



/s/Tina D. Hosking
Tina D. Hosking
Secretary

                             PRAGMA INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 17, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints John F. Splain and Tina D. Hosking, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of PRAGMA Investment Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held on July 17, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated June 5, 1997.


                                               Date: ________________________

                                               NOTE: Please sign exactly as your
                                               name appears on this proxy. If
                                               signing for an estate, trust or
                                               corporation, title or capacity
                                               should be stated. If the shares
                                               are held jointly, both signers
                                               should sign, although the
                                               signature of one will bind the
                                               other.







                                               Signature(s) PLEASE SIGN ABOVE.

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. Authority to vote for the election of all nominees for trustee as listed below (except as marked to the contrary below).

         FOR                    WITHHOLD
         [   ]                  [   ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

J. Alban, Jr., J. Alban III, T. Hager, W. Hutton, J. Lamb, W. Snyder, J. Thomas,
J. Tappan.




2. With respect to the ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

         FOR                    AGAINST                ABSTAIN
         [   ]                  [   ]                  [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

                             PRAGMA INVESTMENT TRUST

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 17, 1997
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of PRAGMA Investment Trust will be held at the offices of Countrywide Fund Services, Inc. at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202 on Thursday, July 17, 1997 at 12:00 noon, Eastern time, to consider and vote on the following matters:

1. To elect eight trustees, each to serve until his successor is duly elected and shall qualify;

2. To ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on May 19, 1997, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                           By Order of the Board of Trustees,



                                           /s/ Tina D. Hosking
                                           Tina D. Hosking
June 5, 1997                               Secretary

-------------------------------------------------------------------------------

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                             PRAGMA INVESTMENT TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 17, 1997
-------------------------------------------------------------------------------

                                 PROXY STATEMENT
-------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of PRAGMA Investment Trust (the "Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about June 5, 1997.

         The purpose of the meeting is the election of eight individuals to the Board of Trustees in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"). Shareholders are also being asked to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Trust's investment adviser, PRAGMA, Inc. (the "Adviser"). In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust, at the expense of the Adviser without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         ANNUAL REPORTS FOR THE FISCAL YEAR ENDED MARCH 31, 1997 ARE AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT P.O. BOX 5354, CINCINNATI, OHIO 45201-5354, OR BY CALLING THE TRUST NATIONWIDE (TOLL-FREE) 800-738-2065.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on May 19, 1997 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. On the Record Date, there were 411,421.444 shares of beneficial interest, no par value, of the Trust outstanding. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

         On the Record Date, G&T Co. Southwest Securities, Inc. Profit Sharing Plan, FBO William Felder, 1201 Elm Street, Suite 3500, Dallas, Texas 75270, owned of record 30,000.002 or 7.3% of the outstanding shares of the Trust; Texas Retina Associates Profit Sharing Trust, 7150 Greenville Avenue, Suite 400, Dallas Texas, 75231, owned of record 31,082.860 or 7.6% of the outstanding shares of the Trust; and Joyce T. Alban, 4224 Belclaire Avenue, Dallas, Texas 75225, owned of record 26,018.080 or 6.3% of the outstanding shares of the Trust. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Trust's outstanding shares on the Record Date (other than certain members of the Board of Trustees as disclosed on the following page).

         If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees (Item I). The vote of a simple majority of the shares voted is required for the ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants (Item II). If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The trustees of the Trust intend to vote all their shares in favor of the proposals described herein. On the Record Date, all Trustees and Officers as a group owned of record or beneficially 46.7% of the outstanding shares of the Trust.

I.       ELECTION OF TRUSTEES

     Eight nominees are to be elected, each to serve until his successor is duly elected and shall qualify. The current trustees reserve the right to substitute another person or persons of their choice as nominee or nominees if a nominee is unable to serve as a trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders. John H. Alban, Jr. is the father of John H. Alban III.

Name and Principal                            Amount of
Occupation During                             Beneficial     Compensation
the Past Five Years                           Ownership      During the
and Directorships of               Trustee    of Shares of   Fiscal Year Ended
Public Companies           Age     Since      the Trust(1)   March 31, 1997
--------------------       ---     -------    -------------  --------------

*JOHN H. ALBAN, JR.        62      1996       100,060.120         None
Chairman of PRAGMA,                           shares or
Inc. (the investment                          24.3%
adviser to the Trust)

*JOHN H. ALBAN III         33      1996       27,280.892          None
President of PRAGMA,                          shares or
Inc.                                          6.6%

TED C. HAGER               62      1996       **                  None
President of Hager
Containers, Inc.
(a manufacturer of
shipping containers).

DR. WILLIAM L. HUTTON      56      1996       15,062.228          None
Physician/Vice                                shares or
President of Texas                            3.7%
Retina Associates.
He also is Chief
Executive Officer
of Medsynergies,
Inc. and President
of Quality Vision
Network.

DR. WILLIAM B. SNYDER      65      1996       39,628.179          None
Physician/Partner                             shares or
of Texas Retina                               9.6%
Associates.

Name and Principal                            Amount of
Occupation During                             Beneficial     Compensation
the Past Five Years                           Ownership      During the
and Directorships of               Trustee    of Shares of   Fiscal Year Ended
Public Companies           Age     Since      the Trust(1)   March 31, 1997
--------------------       ---     -------    -------------  --------------

JAMES C. TAPPAN            61      1996       8,954.669           None
Chairman of Milnot                            shares or
Company ( a food                              2.2%
manufacturing
company).  He is
also President of
Tappan Capital
Partners (an equity
investment partnership)
and a Director of
Columbia Mutual Life
(an insurance company)
and A.T. Cross (a
writing instruments
company). He formerly
was Chairman of Bentley
Mills (a fine carpet
company).

JOHN ROBERT THOMAS         32      1996       **                  None
Vice President -
Development of
Medsynergies, Inc.
He formerly was Vice
President - Healthcare
of Bank One Texas, N.A.
and Assistant Vice
President - Corporate
of Texas Commerce Bank.

JOHN B. LAMB               35      Nominee    **                  None
Senior Vice President -
Loan Officer of
NationsBank of Texas, N.A.

(1)  Voting and investment power as of May 19, 1997.

* John H. Alban, Jr. and John H. Alban III, as affiliated persons of PRAGMA, Inc., the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Alban, Jr. and Mr. Alban III may directly or indirectly receive benefits from the advisory fees paid to PRAGMA, Inc. as a result of such affiliation.

** Ted C. Hager, John Robert Thomas and John B. Lamb each own of record or beneficially less than 1% of the outstanding shares of the Trust.

         All nominees have consented to being named in this proxy statement and have agreed to serve if elected.

         The Trust has an Audit Committee currently consisting of Mr. Hager, Dr. Hutton, Dr. Snyder, Mr. Thomas and Mr. Tappan, its Chairman. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that Mr. Lamb will be added as a sixth member of the Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit and considers any comments which the accountants may have regarding the Trust's financial statements or books of account.

         During the fiscal year ended March 31, 1997, the Board of Trustees held four meetings and the Audit Committee held one meeting. During such fiscal year, each trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by the committee of the Board of Trustees on which he served.

         EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of Robert G. Dorsey, Mark J. Seger and Tina D. Hosking is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Name and Principal Occupation                 Officer       Position with
During the Past Five Years          Age       Since         the Trust
-----------------------------       ---       -------       -------------
JOHN H. ALBAN, JR.                  62        1996          Chairman
(see page 3)

JOHN H. ALBAN, III                  33        1996          President
(see page 3)

ROBERT G. DORSEY                    40        1996          Vice President
President and Treasurer
of Countrywide Fund
Services, Inc. (a
registered transfer
agent) and Treasurer of
Countrywide Investments,
Inc. (a registered
broker-dealer and
investment adviser) and
Countrywide Financial
Services, Inc. (a
financial services
company and parent of
Countrywide Fund Services,
Inc. and Countrywide
Investments, Inc.).

Name and Principal Occupation                 Officer       Position with
During the Past Five Years          Age       Since         the Trust
-----------------------------       ---       -------       -------------

ROBERT G. DORSEY (cont.)
He is also Vice President
of Brundage, Story and Rose
Investment Trust, Markman
MultiFund Trust, Capitol Square
Funds, Dean Family of Funds,
The New York State Opportunity
Funds and Maplewood Investment
Trust and Assistant Vice President
of Interactive Investments, Fremont
Mutual Funds, Inc., Schwartz
Investment Trust, The Tuscarora
nvestment Trust, Williamsburg
Investment Trust and The Gannett
Welsh & Kotler Funds (all of which
are registered investment companies).

TINA D. HOSKING                     28        1996          Secretary
Assistant Vice President
and Counsel of Countrywide
Fund Services, Inc. She is
also Secretary of Capitol
Square Funds, The New York
State Opportunity Funds and
Dean Family of Funds, and
Assistant Secretary of The
Gannett Welsh & Kotler Funds

MARK J. SEGER                       35        1996          Treasurer
Vice President and Fund
Controller of Countrywide
Fund Services, Inc.  He is
also Treasurer of Countrywide
Investment Trust, Countrywide
Tax-Free Trust, Countrywide
Strategic Trust, Williamsburg
Investment Trust, Markman
MultiFund Trust, Brundage, Story
and Rose Investment Trust,
Maplewood Investment Trust, a
series company, The Thermo
Opportunity Fund, Inc., The New
York State Opportunity Funds, Dean
Family of Funds and Capitol Square
Funds, Assistant Treasurer of
Schwartz Investment Trust, The
Tuscarora Investment Trust, The
Gannett Welsh & Kotler Funds and
Interactive Investments and
Assistant Secretary of Fremont
Mutual Funds, Inc.

II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has been selected as the Trust's independent public accountants for the current fiscal year by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust as defined by the 1940 Act. The employment of Arthur Andersen LLP is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Arthur Andersen LLP has acted as the Trust's independent public accountants since its inception in 1996. If the Fund's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Arthur Andersen LLP are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                           By Order of the Board of Trustees



                                           /s/ Tina D. Hosking
                                           Tina D. Hosking
                                           Secretary

Date:  June 5, 1997

-------------------------------------------------------------------------------
Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.